GENERAL (Schedule of Purchase Price) (Details) (USD $) In Thousands, unless otherwise specified	1 Months Ended
Jan. 21, 2013
GENERAL [Abstract]
Cash	$ 2,560
Warrants	1,500 [1]
Total purchase price	$ 4,060

[1]	Represents the fair value of 898,204 warrants to purchase the shares of Magal, granted upon consummation of the acquisition. The fair value of these options was determined using a Binomial valuation model with the following assumptions: Contractual term of 6-7 years, risk-free interest rate of 1.78%-3.65%, expected volatility of 45.19%-57.31% and no dividend yield.